Exhibit 99.1

Mega Matrix Corp. NYSE American: MPU The inaugural publicly traded company specializing in short drama streaming video services

What is Short Drama? Short dramas aim to capture the essence of narratives within concise time frames, typically formatted vertically for optimal viewing on mobile phones, ranging from 1 to 3 minutes per episode . Each episode seamlessly integrates into a series, where complete story - lines unfold across 40 to over 100 episodes . Short dramas usually offer viewers a virtual escape, presenting narratives that resonate with emotions, fostering a sense of connection, and serving as a wellspring of comfort or inspiration in the digital realm . The global appeal of short dramas is underscored by their fast - growing market presence . In China, this genre commands an estimated market value of $ 5 billion in the year 2023 . This trend is rapidly gaining traction globally as well, indicating a promising future for FlexTV . FlexTV anticipates exponential growth in revenue throughout 2024 . 1

Short Drama 澦 Mr. Williams ! Madame Is Dying 澧

Company Profile Mega Matrix (NYSE American : MPU) is based in California, USA, with its Asian hub in Singapore . Mega Matrix Corp is a trailblazer in the realm of creative streaming video services through its recent acquisition of control over Yuder Pte . Ltd . , which operates FlexTV . FlexTV, which distinguishes itself by introducing short dramas as a unique form of storytelling . MPU’s commitment to short dramas emanates from a genuine understanding of the evolving viewing habits shaped by shorter attention spans, vertical viewing, and the prevalence of multitasking . MPU aim to solidify its position as a prominent player in the streaming video industry . 3

FlexTV Product No.8 on the US App Store Entertainment Chart 4 FlexTV App Home Page Feed Flow Product

Investment Highlights

Mega Matrix
NYSE American: MPU

Changing Viewer Behaviors

We acknowledge the significant and profound impact of short video platforms on viewer behaviors, characterized by shorter attention spans, vertical screen viewing, and increased multitasking. We leverage the substantial void between the long-form dramas provided by entities like Netflix and the predominantly influencer-created short videos.

Expanding Market Scale

The increasing market presence of short dramas highlights their popularity. In China alone, this genre boasts an estimated market value of $4 billion in 2023. This trend is quickly gaining momentum worldwide, with pioneer players like FlexTV setting the pace.

Innovative Business Model

FlexTV's revenue primarily comes from pay-per-view, mainly from the US. FlexTV's business model speeds up the production and distribution cycle, reducing costs and turnaround time for individual productions, while targeted digital advertising enhances marketing precision to boost efficiency.

Proven Capability

FlexTV has established a complete value chain encompassing script sourcing, drama production, and digital marketing. With a proven business model illustrated by a monthly pre-acquisition income of $1 million, the platform has seen significant growth. FlexTV is poised to achieve exponential growth in 2024.

P5

Vertical Screen Entertainment Era: User Content Consumption Preferences Shift, Short Drama Features Attract a Wide Audience

Mega Matrix
NYSE American: MPU

Short Drama Mechanism and Features

Short Drama ≠ Long Drama Cutoff

Traffic-Driven Products ≠ Artistic Works

■ **Supply-Side Characteristics**

- Mass Industrialized Production
- Replicable
- Rapid Iteration
- Fast Return

■ **Demand-Side Characteristics**

- Conflicts, Fast-Paced
- Emotional Value
- Vertical Screen, Fragmented
- Popular Art

User Base and Preference Validation

Chinese Mini-Program Short Drama Apps Exceed 100 Million MAU



Million Users
9.79
28.62
86.8
95.25
120.01
22-11
23-02
23-05
23-08
23-11

Short Drama Apps reach 20 Million DAU

Source: QuestMobile TRUTH Mobile Internet Research Database 202311

6

The short drama market in China is growing rapidly, with an annual market exceeding 5 billion USD and monthly active users exceeding 100 million, fully validating product. Short Drama Market Size and Growth in China Billion USD 2020 2021 2022 2023 2024F 2025F 2026F 0.1 0.5 1.4 5.2 7 9.4 11 Script polishing 14 - 30 days Filming period 14 - 30 days Release period 30 - 60 days ~ $100,000 production cost with charge fees of one series over $100mm Example of Short Drama Product Launch Timeline x In 2023, on a certain short video platform in China, the number of short dramas with over 100 million views reached 500 ͫ multiple top short dramas have surpassed 1 billion views Source ͹ iMedia Research‘s ’2023 - 2024 China Short Drama Market Research Report‘ ͫ Douyin App The Cost Structure of Short Dramas Production costs 5~10% Distribution costs 80~90% 7

Global Short Drama: a verified business model, filling content gaps in the mass market and cultivating a vertical - screen streaming media giant Source: Guohai Securities The market size of global short dramas will reach $36 billion in 3 years High - value paying audience Broad content themes A replicable successful model to win the mass market Created conditions for a vertical - screen streaming giant Theatres TV Boxes Online Films Hollywood HBO NetFlix Elite Content 8 Mass Content Short Video Short Drama Film and Video Industry Pyramid

FlexTV Business Model FlexTV has established a comprehensive value business model, seamlessly integrating content production, distribution, and operations. Digital Marketing Content Creation Pay - to - watch FlexTV Production Distribution Ads Placement 9

FlexTV Content and Location Canada the United States England South Korea Japan Thailand Spanish Australia Brazil Indonesia FlexTV focuses on providing short drama services, gradually covering all mainstream languages, and is available in more than 100 countries. 10

Popular Short Dramas on FlexTV 11

FlexTV industrialized content platform Topic and Script Review User Research Internal Original Production Externa Procurement Review Carefully Select Production Studios Stable Producing Process Efficient Editing Hit Production Experience Mass Content Production Data Analysis Matching Production Studios and Evaluation Sustainable Content Supply Rapid Iteration Production, Directing, Editing, Post - production Pioneering the adoption of Netflix model to incubate studios Nurturing and supporting content production partners 12

MPU Strength as a Listed Company Organic Growth Financing and M&A Strengthen Brand Expand User Base Relying on the platform of listed companies to continuously integrate upstream and downstream players in the industry chain Accumulating quality content through in - house production and external collaboration The competition in the global short drama market is anticipated to conclude within a year or two, with successful models inevitably integrating capital and business. As we believe we are the sole US - listed company dedicated to short dramas, MPU holds distinct advantages in financing and mergers and acquisitions (M&A) 13

Management CEO and Director FlexTV CEO With over 15 years of experience in the internet industry, spanning various fields such as gaming and social media, he served as the founder and CEO of Chengdu Quleduo Technology Co . , Ltd . He established a large - scale mobile gaming platform named 'X 52 xiyou . com' centered around the Journey to the West theme . Additionally, he founded several software programming studios, such as the Dream Studio, and later developed various mini - programs for social media applications . Being among the early trailblazers of the internet, Mr . Cao brings over 20 years of entrepreneurial experience in the industry . He held the position of founder and CEO at Guangzhou Anyue Network Technology Co . , Ltd . During the PC internet era, Mr. Cao participated in affiliate marketing, movie websites, and browsers, with those products later being acquired. Transitioning into the mobile internet era, he has been involved in developing various products such as profit - making apps, Wi - Fi tools, online shops, and online literature, alongside mobile games. Yucheng Hu Zhenjun Cao Steven Gao COO Hold the bachelor's degree from Renmin University Mr . Gao has occupied core strategic roles at ByteDance, accruing substantial practical expertise in short video, live streaming, media platforms, advertising platforms, and influencer marketing . Mr . Gao has experience in strategy and investment at Stormtech, where he played a pivotal role in the merger of Ocean Music with QQ Music . In addition, he served in private equity fund Fengshion Capital, overseeing investments and contributing to projects totaling over $ 500 million in investment and exit value . Notable ventures include Genki Forest, Baiqiu E - commerce, Happy Element Game, and Huangtian'e Egg Carol Wang CFO Hold a master's degree from Renmin University and she is a member of CICPA Ms . Wang served as VP of Finance for U . S . Nasdaq - listed firms BTBT and GLG . Furthermore, she provided advisory services to multiple overseas companies for their U . S . stock market listings . With more than 7 years of experience, she specializes in IPOs, restructuring, and M&A within the U . S . capital market . She has held significant positions at Huao Trust, Yikuan Capital, and Ernst & Young . Her roles involved extensive engagement in investment and financing, investment research and strategy, auditing, and overseas taxation . Songtao Jia CSO Graduated from Tsinghua University and hold an MBA from McGill University in Canada, as well as an EMBA degree from Cheung Kong Graduate School of Business. Mr. Jia has previously served as the Executive Vice President of Lucent Technologies China and as the General Manager of Sinopec (Shandong) Hong Kong. 14

Our Mission We recognize the significant impact of short video platforms like Facebook Reels, Instagram Reels, YouTube Shorts, TikTok, and others on viewer behaviors . Our dedication to innovative short dramas stems from a deep understanding of evolving viewing habits influenced by shorter attention spans and increased multitasking . We are steadfast in delivering innovative content that connects with diverse audiences worldwide, promoting cultural appreciation and entertainment on a global scale, and bringing joy to the lives of users worldwide . 15

Streaming Media Comps Source ͹ Capital IQ ͫ 20240331 Market Cap/Total Revenues LTM Total Revenue in 2023 Market Capitalization Latest Company Name Million USD 2.5x 88,898 224,445 The Walt Disney Company (NYSE:DIS) 8.0x 33,723 262,828 Netflix, Inc. (NasdaqGS:NFLX) 2.8x 3,367 9,353 Roku, Inc. (NasdaqGS:ROKU) 6.9x 383,285 2,650,000 Apple, Inc. (NasdaqGS:AAPL) 5.0x 16

Inspiring Operating Metrics for the First Two Months of 2024 17

Safe Harbor and Disclaimer Forward Looking Statements Safe Harbor This presentation and other written or oral statements made from time to time by representatives of Mega Matrix Corp. (sometimes referred to as “Mega Matrix”) contains “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. In some cases, you can identify these forward - looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “predicts,” “intends,” “trends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Among other things, the business outlook for our new business FLEXTV, as well as Mega Matrix’s strategic and operational plans, contain forward - looking statements. Mega Matrix may also make written or oral forward - looking statements in its periodic reports to regulators, in its annual report to shareholders, in press releases and other written materials and in oral statements made by its officers, directors or employees to third parties. Statements that are not historical facts, including statements about Mega Matrix’s beliefs and expectations, are forward - looking statements. Forward - looking statements involve inherent risks and uncertainties. A number of factors could cause actual results to differ materially from those contained in any forward - looking statement, including but not limited to the following: the performance of FLEXTV; the successful implementation of its business strategy; its ability to compete effectively; its ability to maintain its pricing, control costs or continue to grow its business; the effects of the novel coronavirus (COVID - 19) on its business; the continued service of certain of its key employees and management; its ability to attract and retain enough highly trained employees; and its involvement in any disputes, legal, regulatory, and other proceedings arising out of its business operations. All information provided in this presentation is as of the date of this presentation, and Mega Matrix undertakes no obligation to update any forward - looking statement, except as required under applicable law. Disclaimer This communication and the information contained herein is not an offer to sell securities in the United States or elsewhere. The securities of Mega Matrix or any of its subsidiaries and affiliates may not be offered or sold in the United States or to, or for the account or benefit of U.S. person (as such term in defined in Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”)) absent registration pursuant to the Securities Act, or an exemption from registration. Any public offering of securities to be made in the United States will be made by means of a prospectus that may be obtained from the issuer or selling security holder and that will contain detailed information about the issuer and management, as well as financial statements. Nothing in this communication shall constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such offer or sale would be unlawful. 18

Mega Matrix
NYSE American: MPU

FlexTV

3000 El Camino Real Bldg 4,
Suite 200 Palo Alto,
CA 94306

21 Floor, 88 Market Street,
CapitaSpring,
Singapore 048948

ir@megamatrix.io
www.megamatrix.io
www.flextv.cc